UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 15, 2005

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville Vermont   05654
                            (Address of principal executive offices)    (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

Purchase of Rockwell White Quarry

On February 15, 2005, the Company signed an Asset Purchase Agreement and completed the purchase of the real and personal property comprising the Rockwell White quarry, located in Rockwell, North Carolina from Rockwell Quarry Company, an indirect wholly owned subsidiary of the Marlin Group of Switzerland. In connection with the transaction, the Company assumed an eleven year lease held by Rockwell on a fourteen acre tract of land with a granite quarry owned by White Granite, Inc. adjacent to the Rockwell White Quarry. Both the acquired and leased property quarry lands abut the Company's Gardenia White quarry also located in Rockwell. The purchase price for the quarry and equipment was $3.5 million. The foregoing description of the transaction agreements is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein; and the Consent to Assignment and Amendment of Lease attached hereto as Exhibit 10.2 and incorporated by reference herein.

In connection with and in order to facilitate the transaction described above, the Company entered into the Consent to Rockwell Quarry Acquisition dated February 15, 2005 with its lenders, The CIT Group/Business Credit and Chittenden Trust Company, pursuant to which CIT and Chittenden consented to the purchase of the Rockwell White Quarry. The Company financed the purchase of the Rockwell White quarry on the Acquisition Term Loan part of its credit facility, and in connection therewith executed a replacement promissory note in the principal amount of $19.5 million. The foregoing description is qualified in its entirety by reference to the Consent, which is attached hereto as Exhibit 10.3 and incorporated by reference herein, and the Replacement Promissory Note attached hereto as Exhibit 10.4 and incorporated by reference herein.

Purchase of McColly Memorials Group

On February 16, 2005, the Company signed an Asset Purchase Agreement and completed the purchase of the combined business operations of McColly Memorials, Inc., Enterline Monument, Inc. and Shetler Memorials, Inc. (collectively, the "McColly Group") for a total purchase price of $625,000. The McColly Group is located in the Pittsburgh, Pennsylvania area. The foregoing description of the transaction is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Exhibit 10.5 and incorporated by reference herein.

Item 8.01	Other Events

On February 18, 2005, the Company issued a press release announcing the acquisition of the Rockwell White quarry and the acquisition of the McColly Memorials Group. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	10.1	Asset Purchase Agreement and related exhibits (Rockwell White quarry and assets) dated February 15, 2005.

	10.2	Consent to Assignment and Amendment of Lease dated February 15, 2005.

	10.3	Consent to Rockwell White Purchase dated February 15, 2005.

	10.4	Replacement Promissory Note dated February 15, 2005.

	10.5	Asset Purchase Agreement (McColly Memorials Group) dated February 16, 2005.

	99.1	Press release dated February 18, 2005.

ROCK OF AGES CORPORATION

FORM 8-K

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: February 18, 2005	By:/s/Michael Tule Michael B. Tule Vice President/General Counsel

 Exhibit Index

Number	Description

10.1	Asset Purchase Agreement and related exhibits (Rockwell White quarry and assets) dated February 15, 2005.

10.2	Consent to Assignment and Amendment of Lease dated February 15, 2005.

10.3	Consent to Rockwell White Purchase dated February 15, 2005.

10.4	Replacement Promissory Note dated February 15, 2005.

10.5	Asset Purchase Agreement (McColly Memorials Group) dated February 16, 2005.

99.1	Press release dated February 18, 2005.